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                   SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

                                January 24, 2000
               Date of Report (Date of earliest event reported)

                                EMACHINES, INC.
            (Exact name of registrant as specified in its charter)

                                   Delaware
                (State or other jurisdiction of incorporation)

              000-29715                         94-3311182
        (Commission file number)        (I.R.S. identification no.)

                          14350 Myford Road, Suite 100
                            Irvine, California 92606
             (Address of principal executive offices and zip code)

                                (714) 481-2828
             (Registrant's telephone number, including area code)

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Item 5.  Other Events

     In January 2000, we entered into a first amendment to our Original Design Manufacturer Agreement with TriGem Computer, Inc., dated January 24, 2000, which amendment is attached as Exhibit 99.1.

     In May 2001, we entered into an employment agreement with Mike Zimmerman, appointing him as our Senior Vice President, Customer Care, which agreement is attached as Exhibit 99.2.

     In May 2001, we entered into an employment agreement with Bob Davidson, appointing him as our Senior Vice President, Product Marketing, which agreement is attached as Exhibit 99.3.

     In May 2001, we restated our bylaws to incorporate a previous amendment decreasing our authorized number of directors to seven. A copy of the amended and restated bylaws is attached as Exhibit 99.4.

     On May 7, 2001, we issued a press release announcing new senior management appointments. A copy of the press release is attached as Exhibit 99.5 and is incorporated by reference into this Item 5.

     On May 8, 2001, we issued a press release announcing our retention of Credit Suisse First Boston Corporation to advise us on strategic alternatives, including a possible sale of the business. A copy of the press release is attached as Exhibit 99.6 and is incorporated by reference into this Item 5.

Item 7.  Financial Statements and Exhibits.

       Exhibit No.       Description
       ------------      -----------

       Exhibit 99.1 Amendment No. 1 to Original Design Manufacturer Agreement between eMachines and TriGem Computer, Inc. dated January, 2001

       Exhibit 99.2 Employment Agreement between eMachines and Mike Zimmerman dated May 1, 2001

       Exhibit 99.3 Employment Agreement between eMachines and Bob Davidson dated May 7, 2001

       Exhibit 99.4      eMachines, Inc. Amended and Restated Bylaws

       Exhibit 99.5      eMachines, Inc. Press Release dated May 7, 2001

       Exhibit 99.6      eMachines, Inc. Press Release dated May 8, 2001
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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    EMACHINES, INC.



Dated: May 8, 2001                  By:    /s/  John A. Muskovich
                                        -------------------------------------
                                        Name:  John A. Muskovich
                                        Title:  Executive Vice President and
                                                Chief Financial Officer
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                               INDEX TO EXHIBITS

        Exhibit No.     Description
        ------------    -----------

        Exhibit 99.1 Amendment No. 1 to Original Design Manufacturer Agreement between eMachines and TriGem Computer, Inc. dated January, 2001

        Exhibit 99.2 Employment Agreement between eMachines and Mike Zimmerman dated May 1, 2001

        Exhibit 99.3 Employment Agreement between eMachines and Bob Davidson dated May 7, 2001

        Exhibit 99.4    eMachines, Inc. Amended and Restated Bylaws

        Exhibit 99.5    eMachines, Inc. Press Release dated May 7, 2001

        Exhibit 99.6    eMachines, Inc. Press Release dated May 8, 2001